THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE

                            NEWARK, NEW JERSEY 07102

                              --------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                              --------------------



To Our Stockholders:

          Notice is hereby given that the 2004 Annual Meeting of Stockholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 7, 2004, at 10:00 a.m., Eastern Standard time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, for the following purposes:

                   1. To elect three directors.

                   2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on October 12, 2004 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.


                                                 Deborah A. Docs

                                                   SECRETARY


Dated: November 16, 2004


--------------------------------------------------------------------------------
  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER
  TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                              --------------------

                                 PROXY STATEMENT

                              --------------------



          This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the Fund's solicitation of proxies for use at the Annual Meeting of Stockholders to be held on December 7, 2004 at 10:00 a.m., Eastern Standard Time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

          If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy; if no instructions are specified, shares will be voted FOR each of the nominees listed in Proposal No. 1. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submission of a subsequent proxy, or by attendance and voting at the Meeting. If sufficient votes to approve any proposed item are not received, the Chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

          Since Proposal No.1 is to be determined by a plurality of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matter.

          The close of business on October 12, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,583,505 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to stockholders of record on or about November 16, 2004. The Fund will furnish, without charge, a copy of the annual report to a shareholder upon request to Equiserve, Inc. by calling 1 (800) 451-6788.

          As of October 12, 2004, there were no owners of record or beneficial owners that held more than 5% of the outstanding shares of the Fund. As of October 12, 2004, the percentage of shares beneficially owned by any Director or Nominee and by all Directors and Officers of the Fund as a group, did not exceed 1% of the outstanding shares of common stock of the Fund.

          The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Wachovia Securities LLC (Wachovia Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is estimated to be approximately $5,000 and will be borne by the Fund.

          Prudential Investments LLC (PI or the Manager), Gateway Center Three, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PI through its affiliate, Prudential Investment Management, Inc. (PIM or the Subadviser), Gateway Center Two, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PI and PIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential). As of September 30, 2004, PI, a wholly owned subsidiary of Prudential, served as the manager to open-end investment companies, and as manager or administrator to closed-end investment companies with aggregate assets of approximately $88.4 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.


                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)


          The Fund's Articles of Incorporation, as amended and restated (the Charter) provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of nine Directors apportioned among the classes as indicated below:

          Class I - Messrs.Carson, La Blanc and McCorkindale (whose terms expire in 2006)

          Class II - Ms. Smith and Messrs. Gunia and Whitehead (whose terms expire in 2004)

          Class III - Ms. Rice and Messrs. Redeker and Stoneburn (whose terms expire in 2005)

         Class III currently has one vacancy: Stephen P. Munn retired from the Board of Directors effective November 30, 2003. Mr. Munn's resignation was not caused by any disagreement with management.

          All of the current members of the Board of Directors have previously been elected by stockholders.

          Pertinent information about each nominee is set forth below.

          At each Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of stockholders at which Directors of that Class are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy or
(iii) until they resign or are removed as permitted by law. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

         Three of the Directors, Messrs. Gunia and Whitehead and Ms. Smith, are standing for re-election by stockholders to serve as Class II Directors until the Fund's 2007 Annual Meeting of Stockholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Gunia and Whitehead and Ms. Smith. Messrs. Gunia and Whitehead and Ms. Smith have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

                             MANAGEMENT OF THE FUND

          Information pertaining to the Directors of the Fund and Nominees is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "interested Directors". The "Fund Complex" consists of the Fund and any other investment companies managed by PI. None of the Nominees is related to another. None of the Fund's Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential or its affiliates.

                  CLASS II DIRECTORS (NOMINEES FOR RE-ELECTION
                             FOR TERM EXPIRING 2007)

                                                                                              NUMBER OF
                                                TERM OF                                     PORTFOLIOS IN
                           POSITION(S)        OFFICE AND                                    FUND COMPLEX+          OTHER
NAME, ADDRESS*              HELD WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY       DIRECTORSHIPS**
AND AGE                     THE FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR        HELD BY DIRECTOR
----------------            ---------        ------------       ----------------------      --------------    ----------------

INDEPENDENT DIRECTORS

Robin B. Smith (65)       Director               Since         Chairman of the Board              99        Director of BellSouth
                          (Class II***)          2003          (since January 2003) of                      Corporation (since
                                                               Publishers Clearing                          1992).
                                                               House (direct marketing);
                                                               formerly Chairman and
                                                               Chief Executive Officer
                                                               (August 1996-January
                                                               2003) of Publishers
                                                               Clearing House.

Clay T. Whitehead         Director               Since         President (since 1983)             98        Director (since 2000)
(66)                      (Class II***)          2003          of National Exchange                         of The High Yield
                                                               Inc.(new business
                                                               Plus Fund, Inc.
                                                               development firm).

INTERESTED DIRECTOR

Robert F. Gunia           Vice                   Since         Chief Administrative Officer       175       Vice President and
(57)++                    President              1996          (since June 1999) of PI;                     Director (since May
                          and Director                         Executive Vice President                     1989) and Treasurer
                          (Class II***)                        and Treasurer (since                         (since 1999) of The
                                                               January 1996) of PI; President               Asia Pacific Fund, Inc.
                                                               (since April 1999) of PIMS;
                                                               Corporate Vice President
                                                               (since September 1997) of
                                                               The Prudential Insurance
                                                               Company of America
                                                              (Prudential); Director,
                                                               Executive Vice President
                                                               and Chief Administrative
                                                               Officer (since May 2003)
                                                               of American Skandia
                                                               Investment Services,
                                                               Inc, American
                                                               Skandia Advisory
                                                               Services, Inc. and
                                                               American Skandia Fund
                                                               Services, Inc.;
                                                               Executive Vice President
                                                               (since March 1999)
                                                               and Treasurer (since
                                                               May 2000) of
                                                               Prudential Mutual Fund
                                                               Services LLC; formerly
                                                               Senior Vice President
                                                               (March 1987-May 1999)
                                                               of Prudential Securities
                                                               Incorporated (PSI).

               OTHER DIRECTORS (NOT CURRENTLY UP FOR RE-ELECTION)

                                                                                              NUMBER OF
                                                TERM OF                                     PORTFOLIOS IN
                           POSITION(S)        OFFICE AND                                    FUND COMPLEX+          OTHER
NAME, ADDRESS*              HELD WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY       DIRECTORSHIPS**
AND AGE                     THE FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR        HELD BY DIRECTOR
----------------            ---------        ------------       ----------------------      --------------    ----------------

INDEPENDENT DIRECTORS

David E. A. Carson        Director               Since         Director (January 2000            97             Director of United
(70)                      (Class I***)           2003          to May 2000), Chairman                           Illuminating and UIL
                                                               (January 1999 to                                 Holdings (utility
                                                               December 1999), Chairman                         company) since May
                                                               and Chief Executive                              1993.
                                                               Officer (January 1998 to
                                                               December 1998) and
                                                               President, Chairman and
                                                               Chief Executive Officer
                                                               (1983-1997) of People's
                                                               Bank.

Robert E. La Blanc        Director               Since         President (since 1981)            100            Director of Storage
(70)                      (Class I***)           2003          of Robert E. La Blanc                            Technology
                                                               Associates, Inc.                                 Corporation
                                                               (telecommunications);                            (since 1979)
                                                               formerly General Partner                         (technology);
                                                               at Salomon Brothers and                          Chartered
                                                               Vice-Chairman of                                 Semiconductor
                                                               Continental Telecom;                             Manufacturing, Ltd.
                                                               Trustee of Manhattan                             (since 1998);
                                                                               College.                         Titan Corporation
                                                                                                                (electronics) (since
                                                                                                                1995); Computer
                                                                                                                Associates
                                                                                                                International, Inc.
                                                                                                                (since 2002)
                                                                                                                (software company);
                                                                                                                FiberNet Telecom
                                                                                                                Group, Inc. (since
                                                                                                                2003) (telecom
                                                                                                                company); Director
                                                                                                                (since April 1999)
                                                                                                                of The High Yield
                                                                                                                Plus Fund, Inc.




                                                                                              NUMBER OF
                                                TERM OF                                     PORTFOLIOS IN
                           POSITION(S)        OFFICE AND                                    FUND COMPLEX+          OTHER
NAME, ADDRESS*              HELD WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY       DIRECTORSHIPS**
AND AGE                     THE FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR        HELD BY DIRECTOR
----------------            ---------        ------------       ----------------------      --------------    ----------------

Douglas H.                Director               Since         Chairman (since February          93           Director of Gannett
McCorkindale              (Class I***)           2003          2001), Chief Executive                         Co., Inc., Director of
(65)                                                           Officer (since June                            Continental
                                                               2000) and President                            Airlines, Inc. (since
                                                               (since September 1997)                         May 1993); Director of
                                                               of Gannett Co. Inc.                            Lockheed Martin Corp.
                                                               (publishing and media);                        (aerospace and
                                                               formerly Vice Chairman                         defense)
                                                               (March 1984-May 2000) of                       (since May 2001);
                                                               Gannett Co. Inc.                               Director of the High
                                                                                                              Yield Plus Fund, Inc.
                                                                                                              (since 1996).

Richard A. Redeker        Director               Since         Management Consultant;            94                  --
(61)                      (Class III***)         1993          Director of Invesmart,
                                                               Inc.(since 2001) and
                                                               Director of Penn Tank
                                                               Lines, Inc. (since 1999).

Stephen D. Stoneburn      Director               Since         President and Chief               97                  --
(61)                      (Class III***)         2003          Executive Officer (since
                                                               June 1996) of Quadrant
                                                               Media Corp. (a
                                                               publishing company);
                                                               formerly President (June
                                                               1995-June 1996) of Argus
                                                               Integrated Media, Inc.;
                                                               Senior Vice President
                                                               and Managing Director
                                                               (January 1993-1995) of
                                                               Cowles Business Media
                                                               and Senior Vice
                                                               President of Fairchild
                                                               Publications, Inc.
                                                               (1975-1989).


                              INTERESTED DIRECTORS



                                                                                              NUMBER OF
                                                TERM OF                                     PORTFOLIOS IN
                           POSITION(S)        OFFICE AND                                    FUND COMPLEX+          OTHER
NAME, ADDRESS*              HELD WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY       DIRECTORSHIPS**
AND AGE                     THE FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR        HELD BY DIRECTOR
----------------            ---------        ------------       ----------------------      --------------    ----------------

INTERESTED DIRECTOR

Judy A. Rice (56)++       President              Since 2003    President, Chief                  101            --
                          and                                  Executive Officer, Chief
                          Director               Since 2000    Operating Officer and
                          (Class III***)                       Officer-In-Charge (since
                                                               2003) of PI;
                                                               Director,
                                                               Officer-in-Charge,
                                                               President, Chief
                                                               Executive Officer
                                                               and Chief Operating
                                                               Officer (since May
                                                               2003) of American
                                                               Skandia Advisory
                                                               Services, Inc. and
                                                               American Skandia
                                                               Investment Services,
                                                               Inc.; Director,
                                                               Officer-in- Charge,
                                                               President, Chief
                                                               Executive Officer
                                                               (since May 2003) of
                                                               American Skandia
                                                               Fund Services, Inc.;
                                                               Vice President
                                                               (since February
                                                               1999) of Prudential
                                                               Investment
                                                               Management Services;
                                                               President, Chief
                                                               Executive Officer
                                                               and
                                                               Officer-In-Charge
                                                               (since April 2003)
                                                               of Prudential Mutual
                                                               Fund Services LLC;
                                                               formerly various
                                                               positions to Senior
                                                               Vice President
                                                               (1992-1999) of
                                                               Prudential
                                                               Securities; and
                                                               various positions to
                                                               Managing Director
                                                               (1975-1992) of
                                                               Salomon Smith
                                                               Barney; Member of
                                                               Board of Governors
                                                               of the Money
                                                               Management
                                                               Institute.



------------------

  * Unless otherwise indicated, the address of each Director or nominee is c/o Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

 ** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the SEC) under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


*** The Fund's Charter and Amended and Restated Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Class serves for a term of three years, with one class being elected each year. In addition, the Board of Directors has adopted a retirement policy which calls for the retirement of each Director on December 31 of the year in which the Director reaches the age of 75. The table shows the year in which each Director took office as a Director or officer.

  + The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


 ++ Ms. Rice and Mr. Gunia are each deemed to be an "Interested Director" because they are officers of the Fund.

                                  COMPENSATION

          Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

          Currently, each Independent Director who serves on the Board of the Fund is paid annual fees as set forth below for his or her service on the Board of the Fund. The Directors of the Fund are currently paid a fee of $1,000 per meeting. Interested Directors will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses by the Fund. Board fees are reviewed periodically by the Fund's Board.


          Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Fund in the Fund Complex chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


          The Fund has no retirement or pension plan for its Directors.


          The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 2004 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                   COMPENSATION PAID TO INDEPENDENT DIRECTORS


                                                                       PENSION OR                                  TOTAL 2003
                                                                       RETIREMENT          ESTIMATED            COMPENSATION FROM
                                                  AGGREGATE         BENEFITS ACCRUED         ANNUAL               FUND AND FUND
                                                COMPENSATION         AS PART OF FUND      BENEFITS UPON          COMPLEX PAID TO
NAME OF INDEPENDENT DIRECTOR, POSITION(1)         FROM FUND             EXPENSES           RETIREMENT         INDEPENDENT DIRECTORS
------------------------------------           --------------        --------------      --------------        -------------------
David E.A. Carson                                     $  659               None                None             $ 89,500 (37/90)(3)
Delayne Dedrick Gold(4)                               $3,000               None                None             $216,300 (8/85)(3)
Robert E. La Blanc                                    $2,657               None                None             $195,800 (42/98)(3)
Thomas T. Mooney(2),(4)                               $2,000               None                None             $224,300 (6/81)(3)
Douglas H. McCorkindale(2)                            $2,654               None                None             $159,800 (38/91)(3)
Stephen P. Munn(6)                                    $2,000               None                None             $166,300 (42/98)(3)
Richard A. Redeker                                    $3,659               None                None             $169,800 (38/92)(3)
Robin B. Smith(2)                                     $2,657               None                None             $173,500 (41/97)(3)
Stephen D. Stoneburn                                  $2,000               None                None             $181,300 (40/95)(3)
Nancy H. Teeters(5)                                   $1,325               None                None             $140,000 (37/90)(3)
Louis A. Weil, III(4)                                 $2,000               None                None             $158,800 (5/80)(3)
Clay T. Whitehead                                     $  666               None                None             $223,300 (41/96)(3)


---------------

(1) Interested Directors do not receive any compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.


(2) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Messrs. McCorkindale and Mooney and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total value of compensation for the year amounted to $274,573 and $291,363 for Messrs. McCorkindale and Mooney, respectively, and $388,622 for Ms. Smith.

(3) Indicates number of funds/portfolios in Fund Complex (including the Fund) at December 31, 2003 to which aggregate compensation relates.

(4) Effective December 4, 2003, Ms. Gold and Messrs. Mooney and Weil ceased being Directors for the Fund, respectively.

(5)  Effective April 23, 2003, Nancy H. Teeters became a Director Emeritus.

(6)  Effective November 30, 2003, Mr. Munn ceased to be a Director of the Fund.

          If elected, the directors will hold office generally without limit except that (a) any director may resign; (b) any director may be removed, but only for cause and only by the holders of at least 80% of the combined voting power of all classes of shares of capital stock entitled to be voted generally for the election for Directors; and (c) the Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining directors may fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by stockholders. A Director so appointed by the Board will serve for the remainder of the term of the class of Directors in which such vacancy occurred.

          The following tables set forth the dollar range of equity securities in the Fund beneficially owned by each Director or Nominee, and, on an aggregate basis, in all registered investment companies overseen by that Director or Nominee in the Fund Complex as of August 31, 2004.


            SHARE OWNERSHIP TABLE--INDEPENDENT DIRECTORS AND NOMINEES


                                                                          AGGREGATE DOLLAR RANGE
                                                                          OF EQUITY SECURITIES IN
                                                                             ALL FUNDS OVERSEEN
                                     DOLLAR RANGE OF EQUITY                 (OR TO BE OVERSEEN)
                                          SECURITIES IN                  BY DIRECTOR OR NOMINEE IN
NAME OF DIRECTOR                              FUND                             FUND COMPLEX
----------------                      --------------------                ----------------------
David E. A. Carson                            None                             Over $100,000
Robert E. La Blanc                            None                             Over $100,000
Douglas H. McCorkindale                       None                             Over $100,000
Richard A. Redeker                            None                             Over $100,000
Robin B. Smith                                None                             Over $100,000
Stephen D. Stoneburn                          None                             Over $100,000
Clay T. Whitehead                             None                             Over $100,000


                   SHARE OWNERSHIP TABLE--INTERESTED DIRECTORS


                                                                            AGGREGATE DOLLAR RANGE
                                                                           OF EQUITY SECURITIES IN
                                     DOLLAR RANGE OF EQUITY                  ALL FUNDS OVERSEEN
                                          SECURITIES IN                        BY DIRECTOR IN
NAME OF DIRECTOR                              FUND                              FUND COMPLEX
---------------                      --------------------                  --------------------
Judy A. Rice                                  None                             Over $100,000
Robert F. Gunia                               None                             Over $100,000

          None of the Independent Directors or Nominees, or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940
Act) an investment adviser or principal underwriter of the Fund as of August 31, 2004.

                            STANDING BOARD COMMITTEES

          There were four regularly scheduled meetings and two special telephone meetings of the Fund's Board of Directors for the fiscal year ended August 31, 2004. The Board of Directors has established three standing Committees in connection with the governance of the Fund--Audit, Nominating and Governance, and Valuation. For the fiscal year ended August 31, 2004, each of the incumbent Directors attended 75% or more of the total number of meetings of the Board of Directors and all Committees of which he or she was a member.

          The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead and Ms. Smith (ex-officio). The Fund's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is set forth as Appendix B. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibility is oversight. It is Management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). The audit Committee met five times during the fiscal year ended August 31, 2004.

          The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The members of the Nominating and Governance Committee are also independent, as independence for nominating committee members is defined in the listing standards applicable to the Fund.

          The Nominating and Governance Committee met once during the fiscal year ended August 31, 2004. The Fund's Board of Directors has adopted a charter for its Nominating and Governance Committee, a copy of which is attached as Appendix C. Pursuant to the charter, the Nominating and Governance Committee identifies, evaluates, selects and nominates, or recommends to the Board of Directors, candidates for the Board.

          The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time to identify and evaluate potential nominees. The Nominating and Governance Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. A description of the process and criteria used by the Nominating and Governance Committee is included in Appendix C. The Nominating and Governance Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria and in the same manner as that used to consider and evaluate candidates submitted from other sources. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a board nominee. In evaluating board nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

          Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualifications from serving on the board of a registered investment company.

          Stockholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Stockholders can communicate directly with an individual Director by writing to that director at The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

          The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met two times during the fiscal year ended August 31, 2004.

          The executive officers of the Fund, other than as shown above, are:Deborah A. Docs, Secretary, having held such office since February 1999 and the office of Assistant Secretary from February 1997 through February 1999, William V. Healey, Chief Legal Officer (since May 2004), Jonathan D. Shain, Assistant Secretary, (since May 2004), Grace C. Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1997 and Lee D. Augsburger, Chief Compliance Officer, (since February 2004). Ms. Docs is 46 years old and is a Vice President and Corporate Counsel (since January
2001) of Prudential,  Vice  President and Assistant  Secretary  (since  December
1996) of PI, Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. Mr. Healey is 51 years old and is Chief Legal Officer (since May 2004) of Prudential; Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May
2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus. Mr. Shain is 46 years old and is Vice President and Corporate Counsel (since August 1998) of Prudential; Vice
President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services Inc. Ms. Torres is 45 years old and is Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities. Mr. Augsburger is 45 years old and is Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders. The address of the executive officers is c/o:
Prudential Investments LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

          The firm of KPMG LLP (KPMG) has been selected as the independent registered public accounting firm for the Fund.

          In accordance with Independence Standards Board No. 1, KPMG, the Fund's independent registered public accounting firm for the fiscal year ended August 31, 2004, has confirmed to the Audit Committee that they are independent with respect to the Fund.

          On May 25, 2004, the Board of the Fund voted not to re-appoint the Fund's former independent auditors for the year ending August 31, 2004. The former independent auditor's report on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years ended August 31, 2003 and through May 25, 2004, there have been no disagreements with the former independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused the former independent auditors to make a reference to the subject matter of the disagreement(s) in connection with its reports. On May 25, 2004, the Fund engaged KPMG as its new independent registered public accounting firm. During the Fund's two most recent fiscal years ended August 31, 2003 and the subsequent interim period through the date of their appointment, the Fund did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

          The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent registered public accounting firm to the Fund's investment adviser (not including any subadviser whose role is primarily portfolio management and subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Fund.

AUDIT FEES

          The aggregate Audit Fees billed by KPMG and the Fund's former independent auditors for the fiscal years ended August 31, 2004 and August 31, 2003 for professional services rendered by KPMG or the former independent auditors, as applicable, for the audit of the Fund's annual financial statements or services that are normally provided by KPMG or the former independent auditors in connection with statutory and regulatory filings or engagement for those fiscal years were $22,100 and $30,000, respectively.

AUDIT-RELATED FEES:

          Fees designated as Audit-Related comprise assurance and related services provided by KPMG or the Fund's former independent auditors that are reasonably related to the performance of the audit or review of the Fund's financial statements that are not reported under Audit Fees. These services include accounting consultations, fund merger support services and provision of agreed upon procedure reports, attestation reports and other internal control reports.

          For the fiscal years ended August 31, 2004 and August 31, 2003, there were no Audit-Related Fees billed by KPMG or the Fund's former independent auditors for audit-related services provided by KPMG or the former independent auditors, as applicable, to the Fund or to the Fund's Affiliated Service Providers (for which pre-approval by the Audit Committee was required).

TAX FEES:

          Tax fees include professional services rendered by KPMG or the Fund's former independent auditors for tax compliance, tax advice and tax planning.

          For the fiscal years ended August 31, 2004 and August 31, 2003, there were no Tax Fees billed by KPMG or the Fund's former independent auditors for tax services provided by KPMG or the Fund's former independent auditors to the Fund or to the Fund's Affiliated Service Providers (for which pre-approval by the Audit Committee was required).

ALL OTHER FEES:

          Fees in the Other Fees category relate to products and services provided by KPMG or the Fund's former independent auditors, other than the services reported under the captions above.

          For the fiscal years ended August 31, 2004 and August 31, 2003, there were no Other Fees billed by KPMG or the Fund's former independent auditors for products and services (other than the services reported under the captions above) provided by KPMG or the Fund's former independent auditors to the Fund or to the Fund's Affiliated Service Providers (and for which pre-approval by the Audit Committee was required).

AGGREGATE NON-AUDIT FEES

          For the fiscal years ended August 31, 2004 and August 31, 2003, the aggregate non-audit fees billed by KPMG and the Fund's former independent auditors for services rendered to the Fund and the Fund's Affiliated Service Providers amounted to approximately $28,500 and $1,715,979, respectively.

          The Audit Committee has considered the provision of non-audit services that were rendered to the Fund's Affiliated Service Providers that were not pre-approved and determined that the provision of such services is compatible with maintaining KPMG's independence.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

          The Audit Committee has adopted policies and procedures with regard to the pre-approval of services provided by the Fund's independent registered public accounting firm. In accordance with the policies and procedures, the Audit Committee must pre-approve any independent registered public accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the firm, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. On an annual basis, the scope of audit for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent registered public accounting firm will be presented to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Certain non-audit services that the independent registered public accounting firm is legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to the Fund's policies and procedures. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the committee chair pursuant to authority delegated in the policies and procedures.

          Individual audit-related services and individual tax services that fall within certain designated categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the committee chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

          Certain non-audit services provided to PI or any of its affiliates that also provide ongoing services to the JennisonDryden and Strategic Partners Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Although the Audit Committee will not pre-approve all services provided to PI and its affiliates, the Committee will receive an annual report from the Fund's independent registered public accounting firm showing the aggregate fees for all services provided to PI and its affiliates.

          Representatives of KPMG are not expected to be present at the meeting, will not have an opportunity to make a statement and are not expected to be available to respond to questions.

          The report of the Audit Committee, dated October 25, 2004, is attached to this proxy statement as Appendix A.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires the officers and directors of the Fund and persons who own more than ten percent of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.


          Based solely on the Fund's review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year or prior fiscal years.

REQUIRED VOTE

          Directors must be elected by a vote of a plurality of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.


          THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES INDICATED IN PROPOSAL NO. 1.

OTHER MATTERS


          No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund provided the Fund did not have notice of such matter on or before September 16, 2004.


                              STOCKHOLDER PROPOSALS


          The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2005, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, is July 19, 2005. Any stockholder proposal or director nomination that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund's Secretary at the address indicated on the first page of this proxy statement no earlier than August 9, 2005 and no later than September 8, 2005. Any such proposal not received during that period will be considered untimely and may be excluded from consideration at the next Annual Meeting in accordance with the Fund's Amended and Restated Bylaws. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and Sections 1.12 and 1.13 of the Fund's Amended and Restated Bylaws, respectively, must be complied with before consideration of the proposal is required. If such proposals are permitted to be brought before any meeting, the persons named as proxies in the proxies solicited by the Board for the 2005 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.


                              FINANCIAL STATEMENTS


          The Fund's financial statements for the fiscal year ended August 31, 2004 are incorporated into this proxy statement by reference to the Fund's 2004 annual report to stockholders (File No. 811-05296) filed on or about November 4, 2004.


                                                     Deborah A. Docs

                                                     SECRETARY


Dated: November 16, 2004


          STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A


                        THE HIGH YIELD INCOME FUND, INC.

                                   (THE"FUND")

                             AUDIT COMMITTEE REPORT


          The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's independent auditors, accounting policies and procedures and other areas relating to the Fund's auditing and control process and the selection of the Fund's independent auditors. The Committee operates pursuant to a charter adopted by the Board on July 1, 2004. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter.

          In performing its oversight function, the Committee has considered and discussed with management and the independent auditors the Fund's audited financial statements for its fiscal year ended August 31, 2004. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, delineating relationships between the independent auditors and the Fund, and discussed with the independent auditors the impact that any such relationships may have on the objectivity and independence of the independent auditors.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

          The Audit Committee met on October 25, 2004 to consider and discuss the audited financial statements as of and for the fiscal year ended, August 31, 2004 with management and the independent auditors.

          Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended August 31, 2004.

                        SUBMITTED BY THE AUDIT COMMITTEE
                        OF THE FUND'S BOARD OF DIRECTORS


David E. A. Carson
Robin B. Smith (Ex-Officio)
Stephen Stoneburn
Clay T. Whitehead


Dated: October 25, 2004


                                      A-1B

                                                                      APPENDIX B

                                 AUDIT COMMITTEE

                                     CHARTER

I.        QUALIFICATIONS FOR MEMBERSHIP ON THE AUDIT COMMITTEE

          The Audit Committee of each Fund shall consist of Directors of the Fund, appointed by the Board of Directors of the Fund:

          (a) no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act); and

          (b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof).

          The Board of Directors shall determine annually whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.       PURPOSES OF THE AUDIT COMMITTEE

          The purposes of the Audit Committee are:

          (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

          (b) to oversee the integrity of the Fund's financial statements and the independent audit thereof;

          (c) to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

          (d) to approve prior to appointment, the engagement of the Fund's independent accountants and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants; and

          (e) to act as a liaison between the Fund's independent accountants and the full Board.

III.      ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

          The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.  The  independent  accountants  are  responsible  for  planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

          The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

          In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's Manager, acting through its officers and employees, not the Fund's officers as such.

IV.       DUTIES AND POWERS OF THE AUDIT COMMITTEE

          To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

          (b)  to terminate, as appropriate, the independent accountants;

          (c) to monitor the independence and capabilities of the independent accountants;

          (d) to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

          (e) to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

          (f) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

          (g) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

          (h) to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

          (i) to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

          (j) to review the arrangements for and scope of the annual audit and any special audits;

          (k) to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

          (l) to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants and to review the independent accountants' opinion on the Fund's financial statements;

          (m) to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

          (n) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

          (o) to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

          (p) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

          (q) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

          (r) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

          (s) to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

          (t) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

          (u) at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund; the Fund's investment adviser, and affiliates of the adviser;

          (v) to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

          (w)  to  annually   review  the  adequacy  of,  and,  as  appropriate,
               implement changes to, its Charter; and

          (x) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

          To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

          The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund.

V.        MEETINGS OF THE AUDIT COMMITTEE

          The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

                                                                      APPENDIX C

                       NOMINATING AND GOVERNANCE COMMITTEE

                                     CHARTER

          The responsibilities of the Nominating and Governance Committee of each Fund include:

          o Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

          o Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider, in the absence of extraordinary circumstances, any candidate for an Independent Director who has served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years.

          o Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations.

          o Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

          o Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

          o Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

          o Assisting the Board Chair with the development of Board meeting agendas.

          o Reviewing each Director's beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly or beneficially, investments in the Funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

          o Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

          o Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

          o Developing an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar for a year will be presented to the full Board at its first quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

          o Monitoring the attendance by each Independent Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

          o    Developing  and  conducting  orientation  sessions  for  any  new
               Independent Director before or shortly after the new Director joins the Board.

          o In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

          o Reviewing, at least annually, the Board's adherence to industry "best practices."

          o    Reviewing   Director   compliance  with  the  policy  encouraging
               Directors to provide, when feasible, at least six months' notice before resigning from the Board.

          o    Reviewing  Director   compliance  with  the  requirement  that  a
               Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

          o Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

               -    annual Director fees;

               -    supplemental compensation for Committee service;

               -    supplemental compensation for serving as a Committee Chair;

               -    Board or Committee meeting attendance fees; and

               -    expense reimbursement.

          o Annually reviewing and, as appropriate, recommending changes to its Charter.




                                      C-2